Domo Announces Fourth Quarter and Fiscal 2021 Financial Results

Silicon Slopes, Utah - March 11, 2021 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal fourth quarter and year ended January 31, 2021.

Fiscal Fourth Quarter Results
•Total revenue was $56.8 million, an increase of 23% year over year
•Subscription revenue was $50.0 million, an increase of 26% year over year
•Subscription revenue represented 88% of total revenue
•Billings were $82.8 million or 28% year-over-year growth
•Revenue allocated to remaining performance obligations (RPO) was $282.3 million as of January 31, 2021, an increase of 21% year over year
•RPO expected to be recognized as revenue in the next twelve months was $178.2 million as of January 31, 2021, an increase of 23% year over year
•Net cash and adjusted net cash provided by operating activities was $3.5 million, free cash flow was $2.1 million
•GAAP subscription gross margin was 81%, an improvement of 5 percentage points from Q4 FY20
•Non-GAAP subscription gross margin was 82%, an improvement of 5 percentage points from Q4 FY20
•GAAP operating margin improved by 29 percentage points year over year
•Non-GAAP operating margin improved by 33 percentage points year over year
•GAAP net loss was $19.6 million, and GAAP net loss per share was $0.65, based on 30.2 million weighted-average shares outstanding
•Non-GAAP net loss was $9.8 million, and non-GAAP net loss per share was $0.32, based on 30.2 million weighted-average shares outstanding
•Cash and cash equivalents were $90.8 million as of January 31, 2021

Full Year Fiscal 2021 Results
•Total revenue was $210.2 million, an increase of 21% year over year
•Subscription revenue was $183.6 million, an increase of 25% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $232.7 million or 23% year-over-year growth
•Net cash used in operating activities was $15.9 million, while adjusted net cash used in operating activities was $9.1 million, a year-over-year improvement of 80% and 87%, respectively
•GAAP subscription gross margin was 80%, an improvement of 4 percentage points from FY20

•Non-GAAP subscription gross margin was 81%, an improvement of 4 percentage points from FY20
•GAAP operating margin improved by 32 percentage points year over year
•Non-GAAP operating margin improved by 35 percentage points year over year
•GAAP net loss was $84.6 million, and GAAP net loss per share was $2.89, based on 29.3 million weighted-average shares outstanding
•Non-GAAP net loss was $50.8 million, and non-GAAP net loss per share was $1.73, based on 29.3 million weighted-average shares outstanding

“Q4 capped off an incredible year in which our entire team's commitment to customer success drove outstanding performance across the board," said Josh James, founder and CEO, Domo. “Our strong performance and much improved financial position has put us in an excellent position to continue to execute and I'm thrilled to be pursuing our growth initiatives in FY22."

Recent Highlights
We believe the following recognition and accolades demonstrate our commitment to product innovation, go-to-market initiatives and customer success:
•Domo was named a Challenger in the 2021 Gartner Magic Quadrant for Analytics and Business Intelligence Platforms based on completeness of vision and ability to execute.

•Domo was also named a multiple-category winner in the Dresner Advisory Services 2020 Technology Innovation Awards for being a top-ranked solution in multiple market reports throughout the year.

•Domo was honored as the 2020-2021 Best Cloud Business Intelligence or Analytics Solution by The Cloud Awards.

•Domo also achieved Premier Status in Snowflake's Partner Connect Program and announced a new native integration with Snowflake that allows customers to better leverage their Snowflake investments.

Business Outlook
Based on information available as of March 11, 2021, Domo is providing the following guidance for its first fiscal quarter and full year fiscal 2022:

Q1 Fiscal 2022
•Revenue is expected to be in the range of $56.5 million to $57.5 million
•Non-GAAP net loss per share is expected to be between $0.43 and $0.47 based on 31.1 million weighted-average shares outstanding

Full Year Fiscal 2022
•Revenue is expected to be in the range of $240.0 million to $245.0 million
•Non-GAAP net loss per share is expected to be between $1.53 and $1.63 based on 32.2 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2021 fourth quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting http://www.directeventreg.com/registration/event/7572047. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 585-8367 or (416) 621-4642 with conference ID #7572047 following the completion of the conference call until 11:59 p.m. (ET) March 25, 2021.

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner’s research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About Domo
Domo is the Business Cloud, empowering organizations of all sizes with BI leverage at cloud scale in record time. With Domo, BI-critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale.  For more information about how Domo (Nasdaq: DOMO) helps its customers go fast, go big and go bold, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, adjusted net cash used in operating activities, and free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for our first fiscal quarter and full fiscal year 2022, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 10, 2020 and the Annual Report on Form 10-K for the fiscal year ended January 31, 2021 expected to be filed with the SEC on or about March 31, 2021, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2020	2021	2020	2021
Revenue:
Subscription	$39,732	$49,956	$146,837	$183,645
Professional services and other	6,439	6,887	26,558	26,535
Total revenue	46,171	56,843	173,395	210,180
Cost of revenue:
Subscription (1)	9,470	9,368	35,366	36,656
Professional services and other (1)	4,982	5,144	20,564	20,092
Total cost of revenue	14,452	14,512	55,930	56,748
Gross profit	31,719	42,331	117,465	153,432

Operating expenses:
Sales and marketing (1)	32,333	31,246	127,567	117,335
Research and development (1)	17,501	16,600	69,224	66,474
General and administrative (1), (2), (3)	9,059	11,353	35,941	42,708
Total operating expenses	58,893	59,199	232,732	226,517
Loss from operations	(27,174)	(16,868)	(115,267)	(73,085)

Other expense, net (1)	(2,460)	(2,784)	(9,635)	(11,140)
Loss before provision for income taxes	(29,634)	(19,652)	(124,902)	(84,225)
Provision for income taxes	225	(37)	754	409
Net loss	$(29,859)	$(19,615)	$(125,656)	$(84,634)

Net loss per share (basic and diluted)	$(1.06)	$(0.65)	$(4.57)	$(2.89)
Weighted-average number of shares (basic and diluted)	28,042	30,230	27,520	29,308

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$166	$463	$507	$1,213
Professional services and other	128	349	404	843
Sales and marketing	2,586	3,266	10,770	10,936
Research and development	1,487	2,500	6,339	9,095
General and administrative	1,684	3,046	5,637	11,218
Other expense, net	48	177	190	444
Total stock-based compensation expenses	$6,099	$9,801	$23,847	$33,749

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$80	$80

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$(1,293)	$—

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2020	2021
Assets
Current assets:
Cash and cash equivalents	$80,843	$90,794
Short-term investments	17,967	—
Accounts receivable, net	47,967	48,272
Contract acquisition costs	12,676	13,894
Prepaid expenses and other current assets	12,809	12,216
Total current assets	172,262	165,176

Property and equipment, net	12,816	14,745
Right-of-use assets	—	3,663
Contract acquisition costs, noncurrent	17,083	18,605
Intangible assets, net	3,865	3,356
Goodwill	9,478	9,478
Other assets	1,234	1,415
Total assets	$216,738	$216,438

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$2,298	$1,085
Accrued expenses and other current liabilities	46,473	51,950
Lease liabilities	—	3,808
Current portion of deferred revenue	105,290	129,079
Total current liabilities	154,061	185,922

Lease liabilities, noncurrent	—	1,556
Deferred revenue, noncurrent	4,454	3,173
Other liabilities, noncurrent	6,329	9,637
Long-term debt	101,074	99,609
Total liabilities	265,918	299,897

Commitments and contingencies

Stockholders' deficit:
Common stock	28	30
Additional paid-in capital	988,141	1,038,006
Accumulated other comprehensive income	389	877
Accumulated deficit	(1,037,738)	(1,122,372)
Total stockholders' deficit	(49,180)	(83,459)
Total liabilities and stockholders' deficit	$216,738	$216,438

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2020	2021	2020	2021
Cash flows from operating activities
Net loss	$(29,859)	$(19,615)	$(125,656)	$(84,634)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,610	1,275	6,917	4,765
Non-cash lease expense	—	972	—	3,969
Amortization of contract acquisition costs	3,274	3,799	11,777	14,376
Stock-based compensation	6,099	9,801	23,847	33,749
Other, net	1,143	884	1,959	4,340
Changes in operating assets and liabilities:
Accounts receivable, net	(13,916)	(10,484)	454	(305)
Contract acquisition costs	(4,161)	(6,836)	(13,178)	(16,775)
Prepaid expenses and other assets	(1,377)	(3,473)	(1,739)	566
Accounts payable	(596)	(3,738)	(292)	(1,341)
Operating lease liabilities	—	(1,121)	—	(3,685)
Accrued and other liabilities	3,726	6,089	(150)	6,595
Deferred revenue	18,779	25,995	15,842	22,508
Net cash (used in) provided by operating activities	(15,278)	3,548	(80,219)	(15,872)

Cash flows from investing activities
Purchases of property and equipment	(1,606)	(1,447)	(6,466)	(5,706)
Purchases of securities available for sale	(8,753)	—	(102,084)	(11,149)
Proceeds from maturities of securities available for sale	13,300	—	84,800	29,200
Purchases of intangible assets	(65)	6	(65)	(105)
Net cash provided by (used in) investing activities	2,876	(1,441)	(23,815)	12,240

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	7,812	6,748
Shares repurchased for tax withholdings on vesting of restricted stock	(318)	(1,028)	(1,428)	(1,745)
Proceeds from exercise of stock options	99	5,587	1,600	8,092
Net cash (used in) provided by financing activities	(219)	4,559	7,984	13,095
Effect of exchange rate changes on cash and cash equivalents	(47)	315	(80)	488
Net (decrease) increase in cash and cash equivalents	(12,668)	6,981	(96,130)	9,951
Cash and cash equivalents at beginning of period	93,511	83,813	176,973	80,843
Cash and cash equivalents at end of period	$80,843	$90,794	$80,843	$90,794

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2020	2021	2020	2021
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$39,732	$49,956	$146,837	$183,645
Cost of revenue:
Subscription	9,470	9,368	35,366	36,656
Subscription gross profit on a GAAP basis	30,262	40,588	111,471	146,989
Subscription gross margin on a GAAP basis	76%	81%	76%	80%

Stock-based compensation	166	463	507	1,213
Subscription gross profit on a non-GAAP basis	$30,428	$41,051	$111,978	$148,202
Subscription gross margin on a non-GAAP basis	77%	82%	76%	81%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$58,893	$59,199	$232,732	$226,517
Stock-based compensation	(5,757)	(8,812)	(22,746)	(31,249)
Amortization of certain intangible assets	(20)	(20)	(80)	(80)
Reversal of contingent tax-related accrual	—	—	1,293	—
Total operating expenses on a non-GAAP basis	$53,116	$50,367	$211,199	$195,188

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(27,174)	$(16,868)	$(115,267)	$(73,085)
Stock-based compensation	6,051	9,624	23,657	33,305
Amortization of certain intangible assets	20	20	80	80
Reversal of contingent tax-related accrual	—	—	(1,293)	—
Operating loss on a non-GAAP basis	$(21,103)	$(7,224)	$(92,823)	$(39,700)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(59)%	(30)%	(66)%	(35)%
Stock-based compensation	13	17	13	16
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(1)	—
Operating margin on a non-GAAP basis	(46)%	(13)%	(54)%	(19)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(29,859)	$(19,615)	$(125,656)	$(84,634)
Stock-based compensation	6,099	9,801	23,847	33,749
Amortization of certain intangible assets	20	20	80	80
Reversal of contingent tax-related accrual	—	—	(1,293)	—
Net loss on a non-GAAP basis	$(23,740)	$(9,794)	$(103,022)	$(50,805)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.06)	$(0.65)	$(4.57)	$(2.89)
Stock-based compensation	0.21	0.33	0.88	1.16
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(0.05)	—
Net loss per share on a non-GAAP basis	$(0.85)	$(0.32)	$(3.74)	$(1.73)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2020	2021	2020	2021
Billings:
Total revenue	$46,171	$56,843	$173,395	$210,180
Add:
Deferred revenue (end of period)	105,290	129,079	105,290	129,079
Deferred revenue, noncurrent (end of period)	4,454	3,173	4,454	3,173
Less:
Deferred revenue (beginning of period)	(88,214)	(103,075)	(88,959)	(105,290)
Deferred revenue, noncurrent (beginning of period)	(2,751)	(3,182)	(4,943)	(4,454)
Increase in deferred revenue (current and noncurrent)	18,779	25,995	15,842	22,508
Billings	$64,950	$82,838	$189,237	$232,688

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Adjusted Net Cash (Used in) Provided by Operating Activities:
Net cash (used in) provided by operating activities	$(15,278)	$3,548	$(80,219)	$(15,872)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	7,812	6,748
Adjusted net cash (used in) provided by operating activities	$(15,278)	$3,548	$(72,407)	$(9,124)

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow:
Net cash (used in) provided by operating activities	$(15,278)	$3,548	$(80,219)	$(15,872)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	7,812	6,748
Purchases of property and equipment	(1,606)	(1,447)	(6,466)	(5,706)
Free cash flow	$(16,884)	$2,101	$(78,873)	$(14,830)